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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JUNE 21, 2000

                                 TEKTRONIX, INC.
             (Exact name of registrant as specified in its charter)

         OREGON                         1-4837                  93-09343990
(State or other jurisdiction         (Commission               (IRS Employer
   of incorporation)                 file number)           Identification No.)

                 14200 SW KARL BRAUN DRIVE, BEAVERTON, OR          97077
               (Address of principal executive offices)         (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (503) 627-7111

          (Former name or former address, if changed since last report)


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Item 5.  Other Events

     On June 21, 2000, the Board of Directors of Tektronix, Inc. approved a new shareholder rights agreement. A press release relating to the agreement and the agreement are filed as exhibits to this report.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         3   Bylaws, as amended

         4   Rights Agreement, dated as of June 21, 2000, between
             Tektronix, Inc. and ChaseMellon Shareholder Services, L.L.C.

         99  Press Release, dated June 23, 2000
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2000          TEKTRONIX, INC.

                              By: H PAUL MONTGOMERY
                                  ---------------------------------------------
                              Name:  H. Paul Montgomery
                              Title: Assistant Secretary


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                                  EXHIBIT INDEX
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
Exhibit Number             Exhibit Title
--------------             -------------
     3                     Bylaws, as amended

     4                     Form of Rights Agreement, dated as of
                           June 21, 2000, between the Company and
                           ChaseMellon Shareholder Services, L.L.C.

    99                     Press Release, dated June 23, 2000